Exhibit 10.1

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into this ___ day of __________, 200__, by and among Appalachian Bancshares, Inc., a Georgia corporation (the "Company") and _______________________ ("Holder").

     WHEREAS, Holder has agreed to purchase from the Company ____ shares of Common Stock of the Company, at a price of $15.00 per share (the "Shares"), in accordance with that certain subscription agreement, entered into by and between the Company and Holder (the "Subscription Agreement"), to which this Agreement is attached;

     NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby mutually agree as follows:

1. Definitions. Unless otherwise defined herein, the following terms shall have the following respective meanings:

     "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

     "Commission" shall mean the Securities and Exchange Commission or any other
federal  agency  then   administering  the  Securities  Act  and  other  federal
securities laws.

     "Common Stock" shall mean the Company's $.01 par value per share common stock.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Holder" shall mean the purchaser of the Shares, as set forth above, and, pursuant to a transfer or assignment of the Shares which meets the requirements of Section 4 of this Agreement, any transferee or assignee of the Shares.

     "Other Holders" means persons who hold Other Registrable Securities.

     "Other Registrable Securities" means shares of Common Stock held by any person, other than Holder, who holds registration rights in respect of Common Stock.

     (The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as hereinafter defined), and the declaration or ordering of the effectiveness of such registration statement.)


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     "Registrable  Securities" shall mean the Shares acquired by Holder from the
Company, pursuant to the Subscription Agreement; provided, however, that the Shares shall only be treated as Registrable Securities if and so long as (i) they have not been sold through a broker, dealer, or underwriter in a public distribution or public securities transaction, (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirement of the Securities Act under Section 4(1) thereof, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (iii) they have not been transferred or assigned to more than three (3) transferees or assignees, (iv) the Company is given written notice, by the Holder, of such sale, transfer or assignment of the Shares prior to such sale, transfer or assignment, and (v) the Holder otherwise is in compliance with the provisions of Section 4 of this Agreement.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 5 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one counsel of record for Holder, blue sky fees and expenses, and the expense of any special audits incident to, or required by, any such registration.

     "Restricted Securities" shall mean the securities of the Company required to bear a restrictive legend, such as the legend set forth in Section 3 hereof (or any similar restrictive legend).

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the securities registered by Holder.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.


2. Restrictions on Transferability. The Restricted Securities shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. With respect to Restricted Securities held by Holder, Holder will cause any proposed transferee of the Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

3. Restrictive Legend. Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     "THE SECURITIES EVIDENCED HEREBY WERE ISSUED AND SOLD WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF

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     1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR THE  SECURITIES  LAWS OF ANY
     STATE, IN RELIANCE UPON CERTAIN EXEMPTIVE PROVISIONS OF SAID ACTS. SAID SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE STATE LAWS OR THE SECURITIES ACT, (2) PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT, OR (3) OTHER EXEMPTION FROM SUCH REGISTRATION, AS TO WHICH THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO ISSUER."

4. Notice of Proposed Transfers. Holder, by acceptance of each certificate representing Restricted Securities, agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is, in effect, a registration statement under the Securities Act covering the proposed transfer, Holder shall give written notice to the Company of Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144 promulgated by the Commission under the Securities Act) by a written opinion of legal counsel, who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon Holder shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by Holder to the Company. Each certificate evidencing the Restricted Securities, transferred in accordance with this Section 4, shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

5.   Company Registration.

     (a) Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, the Company will:

          (i)  promptly give to Holder written notice thereof; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 business days after receipt of such written notice from the Company, by Holder, provided that to the extent so advised by the underwriters in accordance with Section 5(b) below, the Company may limit the amount of Registrable Securities to be included by Holder in any registration and, to the extent so advised by the underwriters, may exclude all Registrable Securities entirely from the registration relating to the Company's registration of it's securities.

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

     (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holder by written notice. If proposing to distribute Holder's securities through such underwriting, Holder shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter, or underwriters, selected by the Company. Notwithstanding any other provision of this Section 5, if the underwriter, or (as the case may be) the representative of the underwriters, advises the Company in writing that, in its opinion, inclusion of the full number of Registrable Securities and Other Registrable Securities requested to be included in the registration would adversely affect the underwriting, the underwriter or representative of the underwriters may limit the number of shares of Registrable Securities and Other Registrable Securities to be included in the registration and underwriting. The Company shall so advise
          Holder and Other Holders of the limitation and the number of Registrable Securities and Other Registrable Securities to be excluded from the registration by reason of the limitation imposed by the underwriter or representative of the underwriters. The number of shares of Registrable Securities and Other Registrable Securities to be excluded from the registration shall be allocated pro rata among Holder and those Other Holders who are requesting registration, based on the ratio that the number of Registrable Securities and Other Registrable Securities, proposed to be registered by each of Holder and Other Holders, bears to the total number of Registrable Securities and Other Registrable Securities proposed to be registered by Holder and Other Holders in the registration.

     If Holder or any Other Holder who has requested inclusion in such registration, as provided above, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The securities so withdrawn shall also be withdrawn from registration.

     (c) Notwithstanding the foregoing, the Company may, in its sole discretion and without the consent of, or prior notice to, Holder or Other Holders, withdraw any registration statement referred to in this
          Section 5 and abandon the proposed offering at any time without thereby incurring any liability to Holder or any Other Holder.

     (d) Notwithstanding the foregoing, the Company shall not be required to register any Registrable Securities, pursuant to this Section 5, if Holder can, within one hundred twenty-five days (125) of notice of registration, sell the Registrable Securities pursuant to the Commission's Rule 144 or another exemption from registration.


6. Expenses of Registration. The Company will pay all Registration Expenses incurred by the Company in connection with registrations allowed pursuant to Section 5. All Selling Expenses relating to securities registered by Holder shall be borne by Holder, on a pro rata basis, based on the ratio that the number of Registrable Securities held by Holder, and proposed to be registered, bears to the total number of Registrable Securities and Other Registrable Securities proposed to be registered by Holder and Other Holders in the registration.

7. Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to this Agreement, the Company will keep Holder

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     advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

     (a) Keep such registration, qualification, or compliance effective for a period of 180 days or until Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold.

     (b) Furnish such number of prospectuses and other documents incident thereto as Holder, from time to time, may reasonably request in order to facilitate the disposition of securities owned by Holder.

     (c) Prepare and file with the Commission such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act, with respect to the disposition of all securities covered by such registration statement.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement, under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Holder, provided that the Company shall not be required, in connection therewith or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions (unless already qualified in such state).

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holder, if participating in such underwriting, shall also enter into and perform its obligations under such an agreement.

     (f) Notify Holder of Registrable Securities and Other Holders of Other Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (g) Cause all such Registrable Securities and Other Registrable Securities covered by such registration statement to be listed on each securities exchange on which the same class of securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange and, if requested by

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

          Holder, cause all such Registrable Securities, if the Company's securities are not already listed, to be listed on any securities exchange reasonably requested by Holder.

     (h) Provide a transfer agent and registrar for all such Registrable Securities and Other Registrable Securities not later than the effective date of such registration statement;

     (i) Enter into such customary agreements (including underwritten agreements in customary form) and take all such other actions as Holder, Other Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and Other Registrable Securities (including effecting a stock split or a combination of shares);

     (j) Make available for inspection by any seller who holds 10% or more of the aggregate amount of the Registrable Securities and Other Registrable Securities, by any underwriter participating in any disposition pursuant to such registration statement, and by any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (k) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (l) Permit Holder, if, in the Company's reasonable judgment, Holder might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement, and permit Holder to require the insertion therein of material, furnished to the Company in writing, which, in the reasonable judgment of Holder and Holder's counsel, should be included;

     (m) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus, or suspending the qualification of any Registrable Securities and Other Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

     (n) Use commercially reasonable efforts to cause such Registrable Securities and Other Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

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     (o)  Obtain  a  cold  comfort   letter  from  the   Company's   independent
          accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the aggregate amount of Registrable Securities and Other
          Registrable   Securities   being  sold  pursuant  to  the   applicable
          registration statement may reasonably request.

8.   Termination  of  Registration   Rights.  The  registration  rights  granted
     pursuant to this Agreement shall terminate on the second anniversary of the date of this Agreement.

9.   Indemnification.

     (a) The Company will indemnify Holder, each of its officers, directors and partners, if any, and Holder's legal counsel and independent accountants, and each person controlling Holder within the meaning of
          Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the 1934 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse Holder, each of its officers, directors and partners, if any, and Holder's legal counsel and independent accountants, and each person controlling Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder or underwriter and stated to be specifically for use therein.

     (b) If Registrable Securities held by Holder are included in the securities as to which such registration, qualification or compliance is being effected, Holder will indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, and each person who controls the Company or such underwriter, within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the

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          Company,  such  directors,   officers,   legal  counsel,   independent
          accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder and stated to be specifically for use therein;

     (c) Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

     (d) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

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10.  Information  by Holder.  If  included  in any  registration,  Holder  shall
     furnish  to  the  Company  such  information   regarding  Holder,  and  the
     distribution proposed by Holder, as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act;

     (c) Upon request, furnish to Holder a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

12. Transfer of Registration Rights. The registration rights granted pursuant to this Agreement may be assigned to a transferee or assignee of the Shares, provided that the Shares remain "Registrable Securities," as defined in Section 1 of this Agreement.

13. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Georgia, without giving effect to the conflict of laws provisions thereof. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Georgia with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

14. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

15. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service, or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to Holder, to Holder's address set forth below Holder's signature on this Agreement, or at such other address as Holder shall have furnished to the Company in writing, or
     (b) if to the Company, to its address set forth below its signature on this Agreement to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to Holder.

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

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

18. Amendment. Any provision of this Agreement may be amended, waived or modified only upon the written consent of all the parties hereto. Any party to this Agreement may waive any of his or her rights or the Company's obligations hereunder without obtaining the consent of any other person.

19. Term. This Agreement shall remain in full force and effect until Holder no longer holds any equity securities of the Company or two (2) years from the date hereof, whichever occurs first.


                      [Signatures Appear on Following Page]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the ___ day of _________________, 200__.


THE COMPANY:

APPALACHIAN BANCSHARES, INC.


By:
    --------------------------
Tracy R. Newton
Chief Executive Officer

Address:
829 Industrial Boulevard
Ellijay, Georgia 30540




HOLDER:


Name:
      ------------------------

Address:

------------------------------
------------------------------
------------------------------

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